UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

IMMUNOCLIN CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-54738	32-0337695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Wyoming Avenue, NW, 3rd Floor Washington, DC	20009
(Address of principal executive offices)	(Zip Code)

1-888-267-1175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01      Other Events.

As of August 1, 2014, Immunoclin Corporation (the “Company”) will change its corporate headquarters to 1800 Wyoming Avenue, NW, 3rd Floor, Washington, DC 20009.  The Company’s telephone number remains the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCLIN CORPORATION
Date: July 31, 2014	/s/ Dr. Dorothy Bray
Dr. Dorothy Bray, President, C.E.O. & Director